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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                FORM 8-K



                            CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported)
                           April 30, 1997




                           SJS BANCORP, INC.
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       (Exact name of Registrant as specified in its charter)



    Delaware                   0 - 25072          38-3203930
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 (State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                          Identification No.)
 incorporation)


301 State Street, St. Joseph, Michigan             49085
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(616) 983-0134


                                   N/A
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  (Former name or former address, if changed since last report)
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Item 5.     Other Events
------      ------------

     On April 30, 1997, SJS Bancorp, Inc. ("SJS") issued the attached press release, announcing the approval by the SJS shareholders of the merger by and between SJS and Shoreline
Financial Corporation ("Shoreline").  The acquisition of SJS by
Shoreline is anticipated to close in June 1997, subject to receipt of certain regulatory approvals.

     The press release also stated that the SJS Board of Directors declared a cash dividend of $.11 per share payable on May 27, 1997 to shareholders of record on May 13, 1997.


Item 7.   Financial Statements and Exhibits
------      ---------------------------------


      (c)   Exhibits.

            Exhibit 99 -    Press Release dated April 30, 1997.
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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SJS BANCORP, INC.



Date: April 30, 1997             By: /s/Thomas G. Watson
                                     -------------------
                                     Thomas G. Watson
                                     President and Chief Executive
                                       Officer
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                          EXHIBIT INDEX


Exhibit
Number                    Description


99                  Press release of SJS Bancorp, Inc., dated
                    April 30, 1997.